Exhibit 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration No. 333-23193 of our report dated March 7, 1997 incorporated by reference in the Shared Technologies Fairchild, Inc. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Form S-3 registration statement.




                                                  /s/ Arthur Andersen LLP
                                                  -----------------------
                                                  ARTHUR ANDERSEN LLP

Washington, D.C.
November 5, 1997